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                                                              EXHIBIT (15)(j)(1)

                                     FORM OF

                                  SCHEDULE A-2

                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS B DISTRIBUTION PLAN
                            EFFECTIVE: MARCH 2, 1998

  Name of Fund                     Sales                  Date of Original Plans
Adopting this Plan               Commission                  (Inception Date)
------------------               ----------               ----------------------

Eaton Vance Tax-Managed              5%                          N/A
  International Growth Fund